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                                                                   Exhibit 23(a)

                             ACCOUNTANTS' CONSENT

The Board of Directors
Gold Banc Corporation, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in Amendment No. 1 to the Registration Statement filed on Form S-3.


/s/ KPMG LLP

Kansas City, Missouri
April 28, 1999